ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE,
as Assignee

and

NATIONAL CITY MORTGAGE CO.,
AS SELLER AND SERVICER

and as acknowledged by

WELLS FARGO BANK, N.A.,

as Master Servicer

Dated as of

January 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of January, 2006, is among National City Mortgage Co., an Ohio corporation (“Nat City” or the “Servicer”), U.S. Bank National Association (“U.S. Bank”), a national banking association, as trustee (the “Assignee” or the “Trustee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor”), and is acknowledged by Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”).

WHEREAS, Nat City sold to Goldman Sachs Mortgage Company (“GSMC”), on a servicing retained basis, certain mortgage loans listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loans”) pursuant to (i) the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006 (the “Flow SWSA”), and (ii) each related Warranty Bill of Sale (each a “Warranty Bill of Sale” and, together with the Flow SWSA, the “Warranties and Servicing Agreements”), each by and between GSMC and Nat City, as seller and servicer;

WHEREAS, GSMC, the Assignor and the Servicer have entered into the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 (the “GSMC Assignment Agreement”), pursuant to which GSMC has sold to the Assignor the Mortgage Loans and assigned its rights in the Mortgage Loans and the Warranties and Servicing Agreements to the Assignor;

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of January 1, 2006 (the “Trust Agreement”), among the Assignor, as depositor, the Trustee, JPMorgan Chase Bank, National Association, as a custodian (the “JPMorgan Custodian”), Wells Fargo Bank, N.A., as securities administrator, as Master Servicer and as a custodian, and Deutsche Bank National Trust Company, as a custodian, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor’s rights in the Warranties and Servicing Agreements;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Mortgage Loans, the GSMC Assignment Agreement and the Warranties and Servicing Agreements, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Warranties and Servicing Agreements, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Warranties and Servicing Agreements from and after the date hereof, to the extent relating to the Mortgage Loans.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Warranties and Servicing Agreements.

(c)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Warranties and Servicing Agreements without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Accuracy of Agreements.

The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 are true, accurate and complete copies of the Warranties and Servicing Agreements, (ii) the Warranties and Servicing Agreements are in full force and effect as of the date hereof, (iii) the Warranties and Servicing Agreements have not been amended or modified other than as set forth herein in any respect and (iv) no notice of termination has been given to the Servicer under the Warranties and Servicing Agreements.  The Servicer, in its capacity as seller and Servicer under the Warranties and Servicing Agreements, further represents and warrants that the representations and warranties contained in Section 3.1 of the Flow SWSA are true and correct on and as of January 30, 2006.

3.

Recognition of Assignee; Modifications.

(a)

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall, subject to clause (b) below, service the Mortgage Loans for the benefit of the Assignee pursuant to the Warranties and Servicing Agreements, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Warranties and Servicing Agreements shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(b)

The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Warranties and Servicing Agreements) will be subject to the supervision of the Master Servicer and that the Master Servicer, on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original purchaser under the Warranties and Servicing Agreements, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Assignee, on behalf of the trust formed pursuant to the Trust Agreement (the “Trust”).  Such rights will include, without limitation, the right to terminate the Servicer under any of the Warranties and Servicing Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Warranties and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Warranties and Servicing Agreements, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c)

Modification.  The parties hereto acknowledge and agree that after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Warranties and Servicing Agreements, provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

(i)

Sections 4.5(3) and (7) of the Flow SWSA are each hereby amended by adding “Monthly Advances,” before the words “Servicing Advances”.

(ii)

Section 5.1 of the Flow SWSA is hereby amended to replace the language in the fifth line of the last paragraph which states “with the day following such second Business Day” with the following: “on the date on which such payment is due”.

(iii)

Section 5.3 of the Flow SWSA is hereby amended by deleting the penultimate sentence of such section in its entirety and replacing it with the following:

The Company’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Company from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan.

(iv)

Section 9.1(f)(ii) of the Flow SWSA is hereby deleted in its entirety and replaced with the following:

“(ii)

to the Purchaser, to any master servicer which is master servicing any of the Mortgage Loans pursuant to a Pass-Through Transfer or other securitization transaction, to the trustee in any Pass-Through Transfer or other securitization transaction and to the Sarbanes Certifying Party (as defined below) not later than the earlier of (a) March 1 of each calendar year or (b) with respect to any calendar year which the annual report of the entity which is the depositor (or other party responsible for filing Form 10-K with Commission (as defined below)) of the Mortgage Loans pursuant to a Pass-Through Transfer or other securitization transaction on Form 10-K is required to be filed in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and the regulations of the Securities and Exchange Commission (the “Commission”), fifteen (15) calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act, and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Company Certification; and”

(v)

Section 10.1 of the Flow SWSA is hereby amended to add the following:

“(x)

failure by the Servicer to duly perform, within the required time period, its obligations under Sections 6.4, 6.5 and 9.1(f)(ii), which failure continues unremedied for a period of ten days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;”

(vi)

Section 11.3 of the Flow SWSA is hereby deleted in its entirety.

For the avoidance of doubt, the Flow SWSA is not hereby amended with respect to any other mortgage loans serviced thereunder and shall remain in full force and effect in accordance with its terms with respect to such other mortgage loans.

(d)

All reports, notices and other written information required to be delivered to the Assignee, as the successor in interest to GSMC and the Assignor under the Warranties and Servicing Agreements, shall also be delivered to the Master Servicer or the Assignee, as designated by the Assignee, at the address set forth in Section 10 hereof.  All remittances required to be made to the Assignee, as the successor in interest to GSMC and the Assignor under the Warranties and Servicing Agreements, shall be made instead to the Master Servicer by wire transfer to the following account:

WELLS FARGO BANK, NA

ABA# 121000248

FOR CREDIT TO: SAS CLEARING

ACCT: 3970771416

REFERENCE: GSR 2006-AR1 Acct #50891600

Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit 7 and Exhibit 8 hereto and (c) information regarding the realized losses and gains in the format set forth in Exhibit 5 and Exhibit 6 hereto, in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

4.

Representations and Warranties.

The Assignee hereby represents and warrants to the Assignor as follows:

(a)

The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Warranties and Servicing Agreements.

(b)

The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.

The Assignor hereby represents and warrants to the Assignee as follows:

(a)

The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Warranties and Servicing Agreements and this Assignment Agreement.

(b)

This Assignment Agreement has been duly executed and delivered by the Assignor, and (assuming due authorization, execution and delivery by each of the other parties hereto) constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c)

The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d)

The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related Federal Insurer, to the extent such approval was required.

(h)

With respect to each Mortgage Loan, the representations and warranties contained in Section 3.2 of the Warranties and Servicing Agreements, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Warranties and Servicing Agreements), are true and correct as of the date of this Assignment Agreement.  For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.2 of the Warranties and Servicing Agreements to (i) the “Cut-off Date” shall be deemed to be a reference to January 1, 2006, (ii) the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to January 30, 2006.

(i)

Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; none of the Mortgage Loans are “high cost,” “high cost home” or “covered” loans under any applicable federal, state or local predatory or abusive lending law; no Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, Appendix E, in effect on January 1, 2006); and no Mortgage Loan originated on or after October 1, 2002, through March 6, 2003, is governed by the Georgia Fair Lending Act.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective Mortgage Files to the JPMorgan Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 7 below to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 6.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 6 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 6, by the Servicer in the Warranties and Servicing Agreements (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee.  Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within forty-five (45) days of the Defect Discovery Date.

In the event the Servicer has breached a representation or warranty under the Warranties and Servicing Agreements that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer.  If the Servicer does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Warranties and Servicing Agreements) or purchase, or substitute for the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the Trust.  In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Warranties and Servicing Agreement with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance thereof, or to take notice of any breach or default thereof.

7.

Continuing Effect.

Except as contemplated hereby, the Warranties and Servicing Agreements shall remain in full force and effect in accordance with its terms.

8.

Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.

Notices.

Any notices or other communications permitted or required hereunder or under the Warranties and Servicing Agreements shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, National City Mortgage Co., 3232 Newmark Drive, Miamisburg, OH 45342, Attention:  Hugh Yeary, Deal Manager, Telecopier No.: (937) 910-4182, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, U.S. Bank National Association, One Federal Street, Third Floor, Boston, Massachusetts 02100, Attention: Structured Finance Department GSR 2006-AR1, or such other address as may hereafter be furnished by the Assignee, (iii) in the case of the Assignor, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention:  Anton Kuzmanov, Telecopier No.: (212) 902-3000, or such other address as may hereafter be furnished by the Assignor, and (iv) in the case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland  21046, Attention: Corporate Trust Group (GSR 2006-AR1), (or in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045), Telephone: (410) 884-2000, Facsimile: (410) 715-2380.

10.

Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.

Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Warranties and Servicing Agreements.

12.

Trustee Capacity.

It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee:  (i) nothing herein shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (ii) under no circumstances shall U.S. Bank in its individual capacity be personally liable for the payment of any indebtedness or expenses undertaken under this Assignment Agreement.

14.

Confidentiality.

Notwithstanding anything to the contrary contained in this Assignment Agreement, the Servicer hereby agrees that the Depositor and its designees may file copies of the this Assignment Agreement with the Securities and Exchange Commission in accordance with Item 1108(c) of Regulation AB.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:  James H. Brynes

Name:  James H. Brynes

Title:  Vice President

ASSIGNOR:

GS MORTGAGE SECURITIES CORP.

By:  /s/ Greg A. Finck

Name:  Greg A. Finck

Title:  Managing Director

SERVICER:

NATIONAL CITY MORTGAGE CO.

By:  /s/ Mary Beth Criswell

Name:  Mary Beth Criswell

Title:  Vice President

Acknowledged by:

WELLS FARGO BANK, N.A.,

As Master Servicer

By:  /s/ Sandra Whalen

Name:  Sandra Whalen

Title:  Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Warranties and Servicing Agreements

EXHIBIT 3

[Reserved]

EXHIBIT 4

[Reserved]

EXHIBIT 5

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

EXHIBIT 6

Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT 7

Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

EXHIBIT 8

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Standard File Codes – Delinquency Reporting Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Standard File Codes – Delinquency Reporting Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy